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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                         ------------------------------



                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


               Date of Report (Date of earliest event reported):
                         April 1, 1998 (March 25, 1998)

                         ------------------------------

                             JDN REALTY CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)


    MARYLAND                       1-12844                    58-1468053
 (State or Other          (Commission File Number)         (I.R.S. Employer
 Jurisdiction of                                             Identification
 Incorporation)                                                 Number)

        359 EAST PACES FERRY RD.
              SUITE 400
           ATLANTA, GEORGIA                                 30305
  (Address of Principal Executive Offices)               (Zip Code)

                                 (404) 262-3252
              (Registrant's Telephone Number, including Area Code)

                                 NOT APPLICABLE
                                  (Former Name)



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ITEM 5. OTHER EVENTS AND INFORMATION.

     On March 31, 1998, JDN Realty Corporation (the "Company") completed the issuance and sale (the "Offering") of $75,000,000 of its 6.918% MandatOry Par Put Remarketed Securities(SM) ("MOPPRS(SM)") due March 31, 2013, pursuant to a distribution agreement (the "Distribution Agreement") dated February 5, 1998, by and between the Company and Merrill Lynch, Pierce, Fenner & Smith Incorporated, BT Alex. Brown Incorporated, Morgan Stanley & Co. Incorporated and Salomon Brothers Inc (collectively, the "Agents"), and a related terms Agreement (the "Terms Agreement"), dated March 25, 1998, by and between the Company and the Agents. The Company is filing this Current Report on Form 8-K to file with the Securities and Exchange Commission certain exhibits that are to be incorporated by reference into its Registration statement on Form S-3 (Registration No. 333-38611) with respect to the Offering.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

     (C)  EXHIBITS.

  Exhibit No.            Description
  -----------            -----------
     1.1        Terms Agreement, dated March 25, 1998, by and between the Company and Merrill Lynch, Pierce, Fenner & Smith Incorporated, BT Alex.
                Brown Incorporated, Morgan Stanley & Co. Incorporated and Salomon
                Brothers Inc.

     4.1        First Amendment to Second Supplemental Indenture, dated as of March
                31, 1998, by the Company to First Union National Bank, as Trustee

     4.2        Form of 6.918% MandatOry Par Put Remarketed Securities(SM)
                ("MOPPRS(SM)") due March 31, 2013 (included as Appendix I to
                Exhibit 4.1)

      8         Tax Opinion of Waller Lansden Dortch & Davis, A Professional
                Limited Liability Company

     23         Consent of Waller Lansden Dortch & Davis, A Professional Limited
                Liability Company (included in Exhibit 8)





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                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       JDN REALTY CORPORATION



                                       By: /s/ William J. Kerley
                                           ----------------------------------
                                           William J. Kerley
                                           Chief Financial Officer


Date: March 31, 1998





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                                  EXHIBIT INDEX


  Exhibit No.                        Description
  -----------                        -----------
     1.1         Terms Agreement, dated March 25, 1998, by and between the Company and Merrill Lynch, Pierce, Fenner & Smith Incorporated, BT Alex.
                 Brown Incorporated, Morgan Stanley & Co. Incorporated and Salomon
                 Brothers Inc.

     4.1         First Amendment to Second Supplemental Indenture, dated as of March
                 31, 1998, by the Company to First Union National Bank, as Trustee

     4.2         Form of 6.918% MandatOry Par Put Remarketed Securities(SM)
                 ("MOPPRS(SM)") due March 31, 2013 (included as Appendix I to
                 Exhibit 4.1)

      8          Tax Opinion of Waller Lansden Dortch & Davis, A Professional Limited
                 Liability Company

     23          Consent of Waller Lansden Dortch & Davis, A Professional Limited
                 Liability Company (included in Exhibit 8)






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